Exhibit 99.1


                                  ASHLAND INC.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Ashland Inc. (the "Company") on Form 10-K for the year ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James J. O'Brien, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information  contained in the Report fairly  presents,  in all
         material  respects,   the  financial   condition  and  results  of
         operations of the Company.



/s/ James J. O'Brien
--------------------------------
James J. O'Brien
Chief Executive Officer
December 3, 2002